Exhibit 10.71


                              AMENDMENT AGREEMENT

                                 relating to a

                         $90,000,000 Facility Agreement

                                    between

                               ARCADE DRILLING AS
                                  as Borrower

                         CHASE INVESTMENT BANK LIMITED
                                  as Arranger

                         THE CHASE MANHATTAN BANK, N.A.
                                    as Agent

                                      and

                                     OTHERS
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  THIS AGREEMENT is made on                                          1995


  BETWEEN

  (1)   ARCADE DRILLING AS (the "Borrower");

  (2)   CHASE INVESTMENT BANK LIMITED (the "Arranger");

  (3)   THE CHASE MANHATTAN BANK, N.A. (the "Agent"); AND

  (4)   THE  FINANCIAL  INSTITUTIONS  named  in  the  First   Schedule  (the
  "Banks").

  WHEREAS

  (A) Pursuant to an agreement (the "Loan Agreement") dated 21 February 1991 between the parties hereto a $90,000,000 loan facility was made available to the Borrower;

  (B) A letter agreement was executed between the parties on 19 February 1993 which (inter alia) increased the Applicable Margin payable under the Loan Agreement;

  (C) The Borrower has requested the amendment of the Loan Agreement in certain respects.


  IT IS AGREED

  1.    Interpretation

  1.1   Terms defined in the Loan Agreement bear the same meaning herein.

  1.2 In this Agreement "Effective Date" shall bear the meaning given to it in Clause 2.1.

  2.    Effective Date

  2.1   The Effective Date shall be the first date upon which:

        (i) the Agent shall have confirmed to the Borrower that it has received all of the documents listed in the Second Schedule and that each is in form and substance satisfactory to the Agent;

        (ii)  the representations set out in Clause 4 are true; and

        (iii) no event has occurred which is or may become (with the passage of time, the giving of notice, the making of any determination or any combination thereof) an Event of Default or such earlier date as the Agent may agree.

  2.2 The Agent shall, promptly after becoming aware of the same, notify the other parties hereto of the occurrence of the Effective Date.

  2.3 For the purposes of Clause 2.2 the Agent shall be entitled to assume, unless it has actual notice or actual knowledge to the contrary, that the conditions specified in Clause 2.1(ii) and (iii) are satisfied.

  2.4 The giving of notice by the Agent pursuant to Clause 2.2 shall be conclusive evidence of the occurrence of the Effective Date.

  3.    Amendments to Loan Agreement

  3.1 On the Effective Date the Loan Agreement shall stand amended as set out in the Third Schedule and thereafter any reference in any Finance Document to the Loan Agreement shall (unless the context otherwise requires) be construed as a reference to the Loan Agreement as amended pursuant hereto or from time to time.

  3.2 Save as expressly proved herein each Finance Document shall continue in full force and effect in accordance with its terms.

  4.    Representations

        The Borrower hereby represents that:

              (i) each of the representations set out in Clause 16 of the Loan Agreement (other than in sub-clauses 16.2(viii) and
                    (ix)) is true and will remain true upon the Loan Agreement being amended as herein provided, but as if all reference to the Original Financial Statements were references to the Borrower's audited financial statements for the financial year ending 31 December 1994; and

              (ii) each of the representations set out in Clause 16.l of the Loan Agreement would be true if all references therein to the Finance Documents included this Agreement.

  5.    Benefit of Agreement

  5.1 This Agreement shall be binding upon and enure to the benefit of each party hereto and its successor and assigns.

  5.2 The Borrower shall not be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder.

  6.    Miscellaneous

        The provisions of Clauses 26, 27 and 34 to 38 inclusive of the Loan Agreement shall be deemed incorporated herein mutatis mutandis but as if references therein to the Loan Agreement or the Finance Documents were references to this Agreement.

  7.    Counterparts

        This Agreement may be executed in any number of counterparts and by different parties hereto as separate counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.


  IN WITNESS whereof this Agreement has been executed by the parties hereto the day and year first before written.

                               THE FIRST SCHEDULE


                                          Current Portion
  The Banks                                of the Advance


  THE CHASE MANHATTAN BANK, N.A.            17,000,000.00
  DE NATIONALE INVESTERINGSBANK N.V.         7,083,333.33
  NEDSHIP NORGE AS                           4,722,222.23
  ING BANK INTERNATIONAL                     4,722,222.22
  SPAREBANKEN ROGALAND                       3,541,666.66
  CHRISTIANIA BANK OG KREDITKASSE            2,361,111.12
  INDUSTRI AND SKIPSBANKEN A/S               1,888,888.89
  SPAREBANKEN SOR                            1,180,555.55


                              THE SECOND SCHEDULE

                         Condition Precedent Documents

  1. A copy certified as a true copy by a duly authorised officer of the Borrower, of a board resolution of the Borrower approving the execution, delivery and performance of this Agreement.

  2. A copy certified a true copy by a duly authorised office of the Borrower of any power of attorney issued pursuant to such Board Resolutions.

  3.    A legal opinion of the Agent's Panamanian counsel.

  4.          (i)   a  copy  of  the  original  contract  with  BP  for  the
                    employment of the "Sonat Arcade Frontier" and the extension thereof until 1 November 1996;

              (ii) a copy of the extension of the contract with Shell for the employment of the "Henry Goodrich" until 1 October 1996;

        each in form and substance satisfactory to the Agent.



                               THE THIRD SCHEDULE

  1. Reference in this Schedule to Clauses or Schedules shall, unless the context otherwise requires, be construed as references to clauses of the Loan Agreement.

  2.    The Loan Agreement shall be amended as follows:

        (A)   Margin

              The Applicable Margin shall revert to 1.75 per cent. p.a.;

        (B)   Reporting Dates

              (i) Clause 17.1(ii)(a) shall be amended by replacing "four" in the third line with "six";

              (ii) Clause 18.2 (v) shall be amended by replacing "1st May 1992" in the third line with "30 June 1995";

              (iii) Clause 18.5(i) shall be amended by deleting the existing words and replacing them with the following:

                          ""Reporting Date" means 31 December and 30 June in each calendar year"

              (iv)  Clause 18.5(ii)(a) and (b) shall be amended  by deleting
                    the  existing  words   and  replacing   them  with   the
                    following:

                          ""Relevant Period" means, in respect of each Reporting Date, both of the following:

                                (a)   the   six    months   preceding   such
                                      Reporting   Date   (each   an  "Actual
                                      Calculation Period"); and

                                (b)   the   six   months   succeeding   such
                                      Reporting  Date   (each  a  "Projected
                                      Calculation Period")"; and

              (v)   Clause 18.5(cc) shall be deleted.

        For the avoidance of doubt, the amendments to the Reporting Dates set out above shall take effect prospectively from the Effective Date and shall not have any retrospective effect.

        (C)   Financial Covenants

              (i) Clause 18.1(ii) shall be deleted and replaced with the following:

                          "in respect of the Arcade Group: the portion of Current Assets constituted by Liquid Assets shall not be less than $10,000,000 Provided Always that if an Instruction Group determines in its sole discretion that (as at 1 November in each year) satisfactory contractual commitments exist for the employment of the Rigs for the twelve month period following such date, then during such twelve month period the portion of Current Assets constituted by Liquid Assets may (notwithstanding the foregoing) be less than $10,000,000 but shall any event not be less than $2,000,000 and Provided Further that the Borrower may, during the first quarter of 1996 declare a dividend of up to $15,000,000 if, after such payment, the portion of Current Assets constituted by Liquid Assets is not less than $2,000,000;."

              (ii)  Clause  18.6(iv)  shall  be  amended   by  deleting  the
                    existing proviso thereto and replacing it with the following:

                          "Provided Always that (irrespective of the foregoing) Current Liabilities shall not include
                          (i) to the extent consistent with then generally accepted accounting principles in Norway, any obligation to pay, as aforesaid, scheduled charterhire or any analogous sums in relation to any vessel or charter, lease or hire to any member of the Arcade Group and (ii) any payments due under this Agreement within twelve months from the date of computation."

              (iii) Clause 19.3(iii) shall be deleted and replaced by the following:

                          "pay, make or declare any dividend or other distribution, other than dividends or distributions to members of the Arcade Group and other than distributions of amounts represented by Liquid Assets in excess of the amount of Liquid Assets required to be maintained pursuant to Clause 18.1(ii) and which an Instructing Group has approved as being available for such dividend or distribution (such approval not to be unreasonably withheld)."

  3. Without prejudice to Clause 20.1(xv) of the Loan Agreement, the Agent and the Banks hereby consent to the management of "Sonat
        Arcade  Frontier" by  Reading &  Bates with  effect from  4 December
        1995.


  The Borrower

  ARCADE DRILLING A/S

  By:

  Address:    Stortingsg 8
              0161 Oslo 1
              Norway

  Attention:


  Arranger

  CHASE INVESTMENT BANK LIMITED
  as Arranger and Lead Manager

  By:

  Address:    Woolgate House
              Coleman Street
              London EC2P 2HD

  Attention:  Syndicated Loans

  The Managers and Banks

  THE CHASE MANHATTAN BANK, N.A.
  as Bank

  By:

  Address:    Woolgate House
              Coleman Street
              London EC2P 2HD

  Attention:

  Telex:            8954681 CMBG (tel: 0171 726 5574)


  DE NATIONALE INVESTERINGSBANK N.V.
  as Lead Manager and Bank

  By:

  Address:    4 Carnegieplein 4/P.O. Box 380
              2517 KJ/2504 B.H. The Hague
              The Netherlands

  Address for notices:    as above

  Attention:

  Telex:            31368 INVES NL


  NEDSHIP NORGE A/S
  as Manager and Bank

  By:

  Address:    P. O. Box 1166
              Sentrum
              0107 Oslo
              Norway

  Address for notices:    as above

  Attention:

  Telex:            71043 XIABK N


  ING BANK INTERNATIONAL
  as Bank

  By:

  Address:    P. O. Box 1800
              1000 BV Amsterdam
              The Netherlands

  Address for notices:

  Attention:

  Telex:

  SPAREBANKEN ROGALAND
  as Bank

  By:

  Address:    P. O. Box 218
              Bjerstad Terrasse 1
              N-4001 Stavanger
              Norway

  Address for notices:    as above

  Attention:

  Telex:            33016 SRBK N

  CHRISTIANIA BANK OG KREDITKASSE
  as Bank


  By:

  Address:   P. O. Box Sentrum
             0107 Oslo 1
             Norway

  INDUSTRI AND SKIPSBANKEN A/S


  Address:    Postboks 117 Universitetet
              5027 Bergen
              Norway

  Address for notices:    as above

  Attention:  Haakon Roska

  Telex:            40320 ISBAN N


  SPAREBANKEN SOR
  as Bank

  By:

  Address:    P. O. Box 310
              N-4801 Arendal
              Norway

  Address for notices:    as above

  Attention:

  Telex:            21164 SPSOR N
  The Agent

  THE CHASE MANHATTAN BANK, N.A.


  By:

  Address:    1 Chaseside
              Bournemouth
              Dorset  BH7 7DB

  Attention:

  Telex:            8954681 CMB G